Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of August 28, 2015 (as amended, modified, restated or supplemented from time to time, this “Security Agreement”) is by and among AMEDISYS, INC., a Delaware corporation (the “Company”), AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company (“Amedisys Holding” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the other parties identified as “Grantors” on the signature pages hereto and such other parties that may become Grantors after the date hereof (together with the Borrowers, individually a “Grantor”, and collectively the “Grantors”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced or replaced from time to time, the “Credit Agreement”), among the Borrowers, the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, the Lenders have agreed to make Loans and the L/C Issuer has agreed to issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Security Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b) The following terms shall have the meanings set forth in the UCC (as defined below): Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Proceeds, Securities Account, Securities Entitlement, Securities Intermediary, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.

(c) As used herein, the following terms shall have the meanings set forth below:

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any agreement, whether written or oral, providing for the grant by or to a Grantor of any right under any Copyright.

“Copyrights” means (a) all copyrights registered in the United States in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or political subdivision thereof, and (b) all renewals thereof.

“Patent License” means any agreement, whether written or oral, providing for the grant by or to a Grantor of any right under any Patent, including any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (a) all letters patent of the United States or any political subdivision thereof and all reissues and extensions thereof, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to a Grantor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any political subdivision thereof, or otherwise and (b) all renewals thereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper;

(c) those Commercial Tort Claims identified on Schedule 2(c) attached hereto;

(d) all Copyrights;

(e) all Copyright Licenses;

(f) all Deposit Accounts;

(g) all Documents;

(h) all Equipment;

(i) all Fixtures;

(j) all General Intangibles;

(k) all Goods;

(l) all Instruments;

(m) all Inventory;

(n) all Investment Property;

(o) all Letter-of-Credit Rights;

(p) all Money;

(q) all Patents;

(r) all Patent Licenses;

(s) all Software;

(t) all Supporting Obligations;

(u) all Trademarks;

(v) all Trademark Licenses; and

(w) all Accessions and all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Security Agreement shall not extend to, and the Collateral shall not include, (i) any Excluded Property, (ii) any General Intangible, permit, lease, license, contract or other Instrument of a Grantor to the extent the grant of a security interest in such General Intangible, permit, lease, license, contract or other Instrument in the manner contemplated by this Security Agreement, under the terms thereof or under applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Grantor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided, that, (A) any such limitation described in the foregoing clause (ii) on the security interests granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principles of equity and (B) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any applicable Law, General Intangible, permit, lease, license, contract or other Instrument, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such General Intangible, permit, lease, license, contract or other Instrument shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder, or (iii) any asset, including Accounts, for which the pledge of, or the granting of a security interest in, is prohibited under applicable Law; provided, that, (A) any such limitation described in the foregoing clause (iii) on the security interests granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principles of equity and (B) in the event of the termination or elimination of any such prohibition contained in any applicable Law, a security interest in such assets shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (x) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (y) is not and shall not be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

3. Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(b) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of such Grantor and, when properly perfected by filing of a UCC financing statement, shall constitute a valid, perfected, first priority security interest in such Collateral, to the extent such security interest can be perfected by filing a financing statement under the UCC, free and clear of all Liens except for Permitted Liens. With respect to any Collateral consisting of a Deposit Account, Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Grantor, the applicable depository bank or Securities Intermediary and the Administrative Agent of an agreement granting control to the Administrative Agent over such Collateral, the Administrative Agent shall have a valid and perfected, first priority security interest in such Collateral.

(c) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or Standing Timber.

(d) Accounts. (i) Each Account of the Grantors that constitutes Collateral and the papers and documents relating thereto are genuine and in all material respects accurate and what they purport to be, (ii) each Account that constitutes Collateral arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein, (iii) no Account of a Grantor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has, to the extent required by Section 4(a)(i), been endorsed over and delivered to, or submitted to the control of, the Administrative Agent, and (iv) the right to receive payment under each Account that constitutes Collateral is assignable.

(e) Equipment and Inventory. With respect to any Equipment and/or Inventory of a Grantor, each such Grantor has exclusive possession and control of such Equipment and Inventory of such Grantor except for (i) Equipment leased by such Grantor as a lessee, (ii) Equipment or Inventory in transit with common carriers, or (iii) Equipment held by employees of such Grantor in the ordinary course of business. No Inventory of a Grantor is held by a Person other than a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement.

(f) Contracts; Agreements; Licenses. The Grantors have no material contracts, agreements or licenses relating to any Intellectual Property which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein.

(g) Consents, etc. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (iii) obtaining control to perfect the Liens created by this Security Agreement (to the extent required under Section 4(a) hereof), (iv) with respect to clause (C) below, any actions as may be required by applicable law, and (v) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Grantor), is required for (A) the grant by such Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Grantor, (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(a) hereof) or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office) or (C) the exercise by the Administrative Agent or the Secured Parties of the rights and remedies provided for in this Security Agreement.

(h) Commercial Tort Claims. As of the Closing Date, no Grantor has any Commercial Tort Claims seeking damages in excess of $100,000 other than those listed on Schedule 2(c).

(i) No Other Instruments, Etc. As of the date hereof, no Grantor holds any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Administrative Agent pursuant to Section 4(a) of this Security Agreement other than as set forth on Schedule 3(i) hereto. All such Instruments, Documents and Tangible Chattel Paper have been delivered to the Administrative Agent.

(j) Copyrights, Patents and Trademarks.

(i) To the best of each Grantor’s knowledge, each material Copyright, Patent and Trademark of such Grantor is valid, subsisting, unexpired, enforceable and has not been abandoned.

(ii) To the best of each Grantor’s knowledge, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of any material Copyright, Patent or Trademark of any Grantor.

(iii) No action or proceeding is pending seeking to limit, cancel or question the validity of any material Copyright, Patent or Trademark of any Grantor, or that, if adversely determined, would reasonably be expected to have a material adverse effect on the value of any material Copyright, Patent or Trademark of any Grantor.

(iv) All applications pertaining to the material Copyrights, Patents and Trademarks of each Grantor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued.

(v) No Grantor has made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of any Grantor hereunder.

4. Covenants. Each Grantor covenants that until the Facility Termination Date, such Grantor shall:

(a) Control.

(i) If any amount in excess of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Grantor at all times or, if requested by the Administrative Agent to perfect its security interest in such Collateral, is delivered to the Administrative Agent duly endorsed in a manner satisfactory to the Administrative Agent. Such Grantor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

(ii) Execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (i) Deposit Accounts, (ii) Securities Accounts, (iii) Investment Property, (iv) Letter-of-Credit Rights, and (v) Electronic Chattel Paper.

(b) Filing of Financing Statements, Notices, etc. Execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Exhibit 4(b)(i), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(ii) hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(iii) hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. Furthermore, each Grantor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Grantor’s attorney in fact with full power and for the limited purpose to sign in the name of such Grantor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Facility Termination Date. Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Grantor wherever the Administrative Agent may in its sole discretion desire to file the same.

(c) Collateral Held by Warehouseman, Bailee, etc. If any Collateral with a value in excess of $1,000,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor and the Administrative Agent so requests, (i) notify such Person in writing of the Administrative Agent’s security interest therein, (ii) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions and (iii) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

(d) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of a Grantor’s business.

(e) Commercial Tort Claims. (i) Promptly forward to the Administrative Agent an updated Schedule 2(c) listing any and all Commercial Tort Claims by or in favor of such Grantor seeking damages in excess of $100,000 and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Administrative Agent, or required by Law to create, preserve, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claims initiated by or in favor of any Grantor.

(f) Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Administrative Agent shall have a perfected Lien on such Fixture or real property.

(g) Intellectual Property.

(i) Not do any act or omit to do any act whereby any material Copyright may become invalidated and (A) not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Administrative Agent immediately if it knows that any material Copyright may become injected into the public domain or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding a Grantor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each material Copyright owned by a Grantor and to maintain each registration of each material Copyright owned by a Grantor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Administrative Agent of any material infringement of any material Copyright of a Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(ii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Grantor hereunder (except as permitted by the Credit Agreement).

(iii) (A) Continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any such Trademark may become invalidated.

(iv) Not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

(v) Notify the Administrative Agent and the Secured Parties immediately if it knows that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Grantor ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

(vi) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and Trademark, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vii) Promptly notify the Administrative Agent and the Secured Parties after it learns that any material Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or to take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

(viii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Grantor hereunder (except as permitted by the Credit Agreement).

Notwithstanding the foregoing, the Grantors may, in their reasonable business judgment, fail to maintain, pursue, preserve or protect any Copyright, Patent or Trademark which is not material to their businesses, taken as a whole.

5. Authorization to File Financing Statements. Each Grantor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).

6. Advances. On failure of any Grantor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or that may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis (subject to Section 23 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral) and, further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, to the extent not prohibited by applicable law, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each of the Grantors acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. Neither the Administrative Agent’s compliance with applicable law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. In addition to all other sums due the Administrative Agent and the Secured Parties with respect to the Secured Obligations, the Grantors shall pay the Administrative Agent and each of the Secured Parties all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent or any such Secured Party, in enforcing its remedies hereunder including, but not limited to, reasonable and documented attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Secured Parties or the Grantors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Debtor Relief Laws. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Company in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Grantor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) the Administrative Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify (or require any Grantor to notify) any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts. Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience and that such Grantor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Administrative Agent and the Secured Parties shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, upon the occurrence of an Event of Default and during the continuation thereof, (x) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (y) upon the Administrative Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (z) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

(c) Deposit Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with the Administrative Agent.

(d) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise; provided, that, prior to any inspection of records containing confidential patient information, the maintenance of which is governed by the HIPAA Security and Privacy Requirements codified at 45 C.F.R. Parts 160 & 164, the Administrative Agent will execute and deliver to the Grantors a “HIPAA Business Associate Agreement” in form and substance reasonable satisfactory to the Grantors and take commercially reasonable steps to comply with all applicable laws regarding confidential patient information (including as set forth in HIPAA). In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(e) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the Secured Parties may have.

(f) Retention of Collateral. In addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(g) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency (subject to Section 23 hereof), together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8. Rights of the Administrative Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence of an Event of Default and during the continuation thereof:

(i) to demand, collect, settle, compromise, adjust and give discharges and releases, all as the Administrative Agent may reasonably deem appropriate;

(ii) to commence and prosecute any actions at any court for the purposes of collecting the Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate;

(iv) to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(vi) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(viii) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(ix) to adjust and settle claims under any insurance policy relating thereto;

(x) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

(xi) to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate;

(xii) to sign and endorse any drafts, assignments, verifications, notices and other documents relating to the Collateral; and

(xiii) to do and perform all such other acts and things as the Administrative Agent may reasonably deem appropriate or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until the Facility Termination Date. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.

(c) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to any matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(d) Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any holder of Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any holder of Secured Obligations of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any holder of Secured Obligations be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e) Releases of Collateral. If any Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases, UCC termination statements and other documents, and take such other action, reasonably necessary for the termination and release of the Liens created hereby or by any other Collateral Document on such Collateral.

9. Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 8.02 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any Secured Party in Money, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement.

10. Continuing Agreement.

(a) This Security Agreement shall remain in full force and effect until the Facility Termination Date, at which time this Security Agreement shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination.

(b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or the Secured Parties as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11. Amendments, Waivers, Modifications, etc. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement; provided that any update or revision to Schedule 2(c) hereof delivered by any Grantor in accordance with the terms hereof shall not constitute an amendment for purposes of this Section 11 or Section 11.01 of the Credit Agreement.

12. Successors in Interest. This Security Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Secured Obligations hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns.

13. Notices. All notices required or permitted to be given under this Security Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

14. Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Security Agreement.

15. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

16. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF RIGHT TO TRIAL BY JURY. The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18. Entirety. This Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

19. Survival. All representations and warranties of the Grantors hereunder shall survive the execution and delivery of this Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

20. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of an Event of Default and during the continuation thereof, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Security Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

21. Joinder. At any time after the date of this Security Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Security Agreement as a “Grantor” and have all of the rights and obligations of a Grantor hereunder and this Security Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

22. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

23. Joint and Several Obligations of Grantors.

(a) Subject to subsection (c) of this Section 23, each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b) Subject to subsection (c) of this Section 23, each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the other documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	AMEDISYS, INC.,
a Delaware corporation

	By:	/s/ Ronald A. LaBorde
	Name:	Ronald A. LaBorde
	Title:	Vice Chairman and Chief Financial Officer

AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company

	By:	/s/ Ronald A. LaBorde
	Name:	Ronald A. LaBorde
	Title:	Vice-President and Treasurer

ACCUMED HEALTH SERVICES, L.L.C., a Texas limited liability company
ACCUMED HOLDING, L.L.C., a Delaware limited liability company
ACCUMED HOME HEALTH OF GEORGIA, L.L.C., a Georgia limited liability company
ACCUMED HOME HEALTH OF NORTH TEXAS, L.L.C., a Texas limited liability company
ADVENTA HOSPICE SERVICES OF FLORIDA, INC., a Florida corporation
ADVENTA HOSPICE, L.L.C., a Florida limited liability company
ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC, a Delaware limited liability company
AMEDISYS AIR, L.L.C., a Louisiana limited liability company
AMEDISYS ALABAMA, L.L.C., an Alabama limited liability company
AMEDISYS ALASKA, LLC, an Alaska limited liability company
AMEDISYS ARIZONA, L.L.C., an Arizona limited liability company
AMEDISYS ARKANSAS, LLC, an Arkansas limited liability company
AMEDISYS BA, LLC, a Delaware limited liability company
AMEDISYS CALIFORNIA, L.L.C., a California limited liability company

AMEDISYS, INC. AMEDISYS HOLDING, L.L.C. SECURITY AGREEMENT

AMEDISYS COLORADO, L.L.C.,
a Colorado limited liability company
AMEDISYS CONNECTICUT, L.L.C., a Connecticut limited liability company
AMEDISYS DELAWARE, L.L.C., a Delaware limited liability company
AMEDISYS FLORIDA, L.L.C., a Florida limited liability company
AMEDISYS GEORGIA, L.L.C., a Georgia limited liability company
AMEDISYS HEALTH CARE WEST, L.L.C., a Delaware limited liability company
AMEDISYS HOME HEALTH, INC. OF ALABAMA, an Alabama corporation
AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA, a South Carolina corporation
AMEDISYS HOME HEALTH, INC. OF VIRGINIA, a Virginia corporation
AMEDISYS HOSPICE, L.L.C., a Louisiana limited liability company
AMEDISYS IDAHO, L.L.C., an Idaho limited liability company
AMEDISYS ILLINOIS, L.L.C., an Illinois limited liability company
AMEDISYS INDIANA, L.L.C., an Indiana limited liability company
AMEDISYS IOWA, L.L.C., an Iowa limited liability company
AMEDISYS KANSAS, L.L.C., a Kansas limited liability company
AMEDISYS LA ACQUISITIONS, L.L.C., a Louisiana limited liability company
AMEDISYS LOUISIANA, L.L.C., a Louisiana limited liability company
AMEDISYS MAINE, P.L.L.C., a Maine professional limited liability company
AMEDISYS MARYLAND, L.L.C., a Maryland limited liability company
AMEDISYS MASSACHUSETTS, L.L.C., a Massachusetts limited liability company
AMEDISYS MICHIGAN, L.L.C., a Michigan limited liability company
AMEDISYS MINNESOTA, L.L.C., a Minnesota limited liability company
AMEDISYS MISSISSIPPI, L.L.C., a Mississippi limited liability company
AMEDISYS MISSOURI, L.L.C.,

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

SECURITY AGREEMENT

a Missouri limited liability company\
AMEDISYS NEBRASKA, L.L.C., a Nebraska limited liability company
AMEDISYS NEVADA, L.L.C., a Nevada limited liability company
AMEDISYS NEW HAMPSHIRE, L.L.C., a New Hampshire limited liability company
AMEDISYS NEW JERSEY, L.L.C., a New Jersey limited liability company
AMEDISYS NEW MEXICO, L.L.C., a New Mexico limited liability company
AMEDISYS NORTH CAROLINA, L.L.C., a North Carolina limited liability company
AMEDISYS NORTH DAKOTA, L.L.C., a North Dakota limited liability company
AMEDISYS NORTHWEST, L.L.C., a Georgia limited liability company
AMEDISYS OHIO, L.L.C., an Ohio limited liability company
AMEDISYS OKLAHOMA, L.L.C., an Oklahoma limited liability company
AMEDISYS OREGON, L.L.C., an Oregon limited liability company
AMEDISYS PENNSYLVANIA, L.L.C., a Pennsylvania limited liability company
AMEDISYS PROPERTY, L.L.C., a Louisiana limited liability company
AMEDISYS QUALITY OKLAHOMA, L.L.C., an Oklahoma limited liability company
AMEDISYS RHODE ISLAND, L.L.C., a Rhode Island limited liability company
AMEDISYS SC, L.L.C., a South Carolina limited liability company
AMEDISYS SOUTH DAKOTA, L.L.C., a South Dakota limited liability company
AMEDISYS SOUTH FLORIDA, L.L.C., a Florida limited liability company
AMEDISYS SPECIALIZED MEDICAL SERVICES, L.L.C., a Louisiana limited liability company
AMEDISYS SP-IN, L.L.C., an Indiana limited liability company
AMEDISYS SP-KY, L.L.C., a Kentucky limited liability company
AMEDISYS SP-OH, L.L.C., an Ohio limited liability company
AMEDISYS SP-TN, L.L.C.,

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

SECURITY AGREEMENT

a Tennessee limited liability company
AMEDISYS TENNESSEE, L.L.C., a Tennessee limited liability company
AMEDISYS TEXAS, L.L.C., a Texas limited liability company
AMEDISYS TLC ACQUISITION, L.L.C., a Louisiana limited liability company
AMEDISYS UTAH, L.L.C., a Utah limited liability company
AMEDISYS VENTURES, L.L.C., a Delaware limited liability company
AMEDISYS VIRGINIA, L.L.C., a Virginia limited liability company
AMEDISYS WASHINGTON, L.L.C., a Washington limited liability company
AMEDISYS WEST VIRGINIA, L.L.C., a West Virginia limited liability company
AMEDISYS WESTERN, L.L.C., a Delaware limited liability company
AMEDISYS WISCONSIN, L.L.C., a Wisconsin limited liability company
ANMC VENTURES, L.L.C., a Louisiana limited liability company
AVENIR VENTURES, L.L.C., a Louisiana limited liability company
BEACON HOSPICE, L.L.C., a Delaware limited liability company
BROOKSIDE HOME HEALTH, LLC, a Virginia limited liability company
CH HOLDINGS, LLC, a Louisiana limited liability company
COMPREHENSIVE HOME HEALTHCARE SERVICES, L.L.C., a Tennessee limited liability company
EMERALD CARE, L.L.C., a North Carolina limited liability company
FAMILY HOME HEALTH CARE, L.L.C., a Kentucky limited liability company
GREATER MOBILE HOME HEALTH, LLC, a Delaware limited liability company
HHC, L.L.C., a Tennessee limited liability company
HMR ACQUISITION, Inc., a Delaware corporation
HOME HEALTH OF ALEXANDRIA, L.L.C., a Louisiana limited liability company

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

SECURITY AGREEMENT

HOME HOSPITALISTS OF AMERICA, LLC,
a Delaware limited liability company
HORIZONS HOSPICE CARE, L.L.C., an Alabama limited liability company
HOUSECALL HOME HEALTH, L.L.C., a Tennessee limited liability company
HOUSECALL MEDICAL RESOURCES, L.L.C., a Delaware limited liability company
HOUSECALL MEDICAL SERVICES, L.L.C., a Tennessee limited liability company
HOUSECALL SUPPORTIVE SERVICES, L.L.C., a Florida limited liability company
HOUSECALL, L.L.C., a Tennessee limited liability company
M.M. ACCUMED VENTURES, L.L.C., a Texas limited liability company
MC VENTURES, LLC, a Mississippi limited liability company
NINE PALMS 1, L.L.C., a Virginia limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES MIDWEST, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC, a New York limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC, a Delaware limited liability company
TENDER LOVING HEALTH CARE SERVICES OF LONG ISLAND, LLC, a New York limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC, a New York limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF WEST VIRGINIA, LLC, a Delaware limited liability company

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

SECURITY AGREEMENT

TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC,
a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC, a Delaware limited liability company
TLC HOLDINGS I, L.L.C., a Delaware limited liability company
TLC HEALTH CARE SERVICES, L.L.C., a Delaware limited liability company

By:	/s/ Ronald A. LaBorde
Name:	Ronald A. LaBorde
Title:	Vice-President

NINE PALMS 2, LLP, a Mississippi limited liability partnership

By:	MC Ventures, LLC
its general partner

	By:	/s/ Ronald A. LaBorde
	Name:	Ronald A. LaBorde
	Title:	Vice-President

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

SECURITY AGREEMENT

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Assistant Vice President

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

SECURITY AGREEMENT

EXHIBIT 4(b)(i)

FORM OF NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of August 28, 2015 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and a right to set off against the copyrights and copyright applications shown on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT 4(b)(ii)

FORM OF NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of August 28, 2015 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and a right to set off against the patents and patent applications shown on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT 4(b)(iii)

FORM OF NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of August 28, 2015 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and a right to set off against the trademarks and trademark applications shown on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title: